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                                  EXHIBIT 10.2

                                SERVICE AGREEMENT

         This Agreement is entered into as of the 9th day of December, 2000, by and among Allegheny Energy Supply Company, LLC ("Allegheny") and Hunlock Creek Energy Ventures ("Energy Ventures") in consideration of the mutual covenants and agreements herein, Allegheny and Energy Ventures (the "Party (ies)") hereby agree as follows:


ARTICLE 1.        SERVICE.

         1.1 Energy Ventures agrees, during the term of this Agreement, to sell electric energy and/or capacity to Allegheny and Allegheny agrees to pay for such sale in accordance with the Energy Ventures Market Rate Tariff on file with the Federal Energy Regulatory Commission ("FERC").

         1.2 The terms and conditions of such service shall be (1) governed by the Energy Ventures Market Rate Tariff, as it exists at the time of this Agreement or as subsequently amended, and (2) terms and conditions separately negotiated and agreed to by the Parties, with respect to sales of capacity and/or energy to a Buyer under the Energy Ventures Market Rate Tariff.

         1.3 In executing this Agreement, neither Energy Ventures nor Allegheny commits to enter into any individual sales of capacity and/or energy to a Buyer under the Energy Ventures Market Rate Tariff.

ARTICLE 2.        EFFECTIVE DATE AND TERM OF AGREEMENT.

         2.1 This Agreement shall become effective on the date first stated above. However, if the FERC or any reviewing court imposes any condition, limitation, or qualification under any of the provisions of the Federal Power Act which, individually or in the aggregate, Energy Ventures determines to be adverse to Energy Ventures, then Energy Ventures may at its option, terminate or renegotiate the terms of this Agreement in light of such FERC order or court action. Each party will use its best efforts to take, or cause to be taken, all actions requisite to obtain the necessary approvals so that this Agreement shall become effective as provided herein at the earliest practicable date.

         2.2 This Agreement shall remain effective until terminated by either Party on written notice.

ARTICLE 3.        NOTICE.


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         3.1      Any notice given pursuant to this Agreement or the Tariff
                  shall be in writing and delivered or telecopied to the following:

                  If to Energy Ventures:

                           David R. Stettler
                           -------------------------------
                           Hunlock Creek Energy Ventures
                           390 Route 11
                           P.O. Box 224
                           Hunlock Creek, PA  18621-0224
                           Phone: 570-830-1238
                           Fax: 570-830-1191

                  If to Buyer:

                           David C. Benson, Vice President
                           Allegheny Energy Supply Company, LLC
                           Roseytown Road
                           R.R. 12, Box 1000
                           Greensburg, PA  15601
                           Phone: 724-853-3766
                           Fax: 724-853-3788

         3.2 The names and addresses for notice to either Party may be changed at any time by written notice to the other Party.


ARTICLE 4.        TERMS AND CONDITIONS.

         4.1 This Service Agreement is subject to the Market Rate Tariff and any other terms and conditions, agreed to by the parties which are hereby incorporated herein.

         IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials as of the date first above written.


ALLEGHENY ENERGY                         HUNLOCK CREEK ENERGY
SUPPLY COMPANY, LLC                      VENTURES

By: /s/ Mark Dingman                     By: /s/ David R. Stettler
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Name: Mark Dingman                       Name: David R. Stettler
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Title:  Vice President                   Title: Manager - Power Production
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